Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of HFF, Inc. (the “Company”) on Form 10-Q/A for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John H. Pelusi, Jr., Chief Executive Officer of the Company, and Gregory R. Conley, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 18, 2007	By:	/s/ John H. Pelusi, Jr. John H. Pelusi, Jr
Chief Executive Officer, Director and
Executive Managing Director
(Principal Executive Officer)

Dated: May 18, 2007	By:	/s/ Gregory R. Conley Gregory R. Conley
Chief Financial Officer
(Principal Financial and Accounting
Officer)

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